Exhibit 99.3

Shareholder Update
February 2010

Forward-Looking Statements
Certain statements in this Shareholder Update, and other written or oral statements made by or on behalf of us are "forward-looking statements" within the meaning of the federal securities laws. Statements regarding future events and developments and our future performance, as well as management's expectations, beliefs, plans, estimates, guidance or projections relating to the future, are forward-looking statements within the meaning of these laws. These forward-looking statements are subject to a number of risks and uncertainties. These risks and uncertainties include, but are not limited to, the following:
changes in the demand for coal by electric utility customers; the loss of one or more of our largest customers; inability to secure new coal supply agreements or to extend existing coal supply agreements at market prices; failure to diversify our operations;
failure to exploit additional coal reserves; the risk that reserve estimates are inaccurate;
increased capital expenditures; encountering difficult mining conditions; increased costs of complying with mine health and safety regulations; our dependency on one railroad for transportation of a large percentage of our products; bottlenecks or other difficulties in transporting coal to our customers; delays in the development of new mining projects;
increased costs of raw materials; lack of availability of financing sources; our compliance with debt covenants; the effects of litigation, regulation and competition; and the other risks detailed in our reports filed with the Securities and Exchange Commission (SEC).

Agenda
● Opening Comments
● Market Review
● 2010 Guidance
● Miscellaneous

Opening Comments
Summary
● 2009 was a Very Successful Year for James River Coal Company
● 2009 was a Very Successful Year for James River Coal Company
● 4th Quarter Results Were a Result of a Combination of:
● 4th Quarter Results Were a Result of a Combination of:
 ● Our Strategic Decision to Curtail Production
 ● Our Strategic Decision to Curtail Production
 ● Severe Winter Weather in December
 ● Severe Winter Weather in December
 ● Bad Geology at a Couple of Mines
 ● Bad Geology at a Couple of Mines
 ● $2.5 Million of Interest and Expenses from New Financing
 ● $2.5 Million of Interest and Expenses from New Financing
● Operations Have Returned to Normal
● Operations Have Returned to Normal
● Our Marketing Efforts are Currently Focused on High Vol and PCI
● Our Marketing Efforts are Currently Focused on High Vol and PCI
● 2010 Should be Another Very Successful Year
● 2010 Should be Another Very Successful Year

Agenda
● Operations Review
● Opening Comments
● Market Review
● 2010 Guidance
● Miscellaneous

Operations Review
Safety
● NFDL (Non-Fatal Days Lost) Rate in Q-4 of 1.16
● NFDL (Non-Fatal Days Lost) Rate in Q-4 of 1.16
● NFDL Rate in 2009 was 30% Lower than in 2008
● NFDL Rate in 2009 was 30% Lower than in 2008
● Accidents in 2009 were 38% Lower than in 2008
● Accidents in 2009 were 38% Lower than in 2008
● Violations in 2009 were 20% Lower than in 2008
● Violations in 2009 were 20% Lower than in 2008

Operations Review
Central Appalachia
● Completed New Portal Reducing Travel Time by 45 Minutes
● Completed New Portal Reducing Travel Time by 45 Minutes
● Completed Major Grouting Project to Develop the Substantial
 Red Oak Reserves
● Completed Major Grouting Project to Develop the Substantial
 Red Oak Reserves
● Acquired Surface Reserves at Montgomery Creek
● Acquired Surface Reserves at Montgomery Creek
● Continued to Limit Production by Idling Mines (128 Production
 Shifts) and Limiting Overtime and Saturday Production
● Continued to Limit Production by Idling Mines (128 Production
 Shifts) and Limiting Overtime and Saturday Production

Operations Review
Central Appalachia
● Major Winter Storm Resulted in Loss of 31 Production Shifts
● Major Winter Storm Resulted in Loss of 31 Production Shifts
● Encountered Difficult Geologic Conditions at 3 Mines
● Encountered Difficult Geologic Conditions at 3 Mines
 ● 2 Mines Have Resolved Their Issues
 ● 2 Mines Have Resolved Their Issues
● Due to Weather, Geology, and Reduced Customer Demand,
 We Carried Over Approximately 300,000 Tons into 2010 at an
 Average Sales Price of $84.88
● Due to Weather, Geology, and Reduced Customer Demand,
 We Carried Over Approximately 300,000 Tons into 2010 at an
 Average Sales Price of $84.88
● With the Exception of Rail Delays Due to Weather, Customer
 Shipments and Demand Have Returned to Normal Levels
● With the Exception of Rail Delays Due to Weather, Customer
 Shipments and Demand Have Returned to Normal Levels

Operations Review
Illinois Basin
● Production Reduced by 266,000 Tons
● Production Reduced by 266,000 Tons
 ● Weather Impact on Trucking Services to Customers
 ● Weather Impact on Trucking Services to Customers
 ● Weather Impact on Surface Mine Production
 ● Weather Impact on Surface Mine Production
 ● Customer Deferrals Due to High Stockpiles
 ● Customer Deferrals Due to High Stockpiles
● Carried Over Approximately 360,000 Tons at an Average Sales
 Price of $38.65
● Carried Over Approximately 360,000 Tons at an Average Sales
 Price of $38.65

Agenda
● Operations Review
● Opening Comments
● Market Review
● 2010 Guidance
● Miscellaneous

11
Market Review

400 Year-Old Map Shows China
as the Center of the World
Arctic Summer Sea Ice
Has Increased by 26 Percent Since
2007
News and Notes
China Electric Generation up 40% in
January Compared with January
2009
Democrats Seek to Block New
Greenhouse Gas Regulations From
EPA
Coal India Ltd. (CIL) Hires KPMG
to Improve Mine Production
“The Global Warming Movement as
We Have Known it is Dead.”
Walter Russell Mead
Drax (UK) Scuppers
Green Fuel Targets
Chemicals Shipments on CSX Up
13% YTD

CAPP and The Illinois Basin
South Atlantic Utilities, Railroads, and Ports

Market Review
Travel Notes
 ● Production Response in CAPP Will be Muted by Regulatory Issues
 ● Production Response in CAPP Will be Muted by Regulatory Issues
 ● High Inventories in the River Market Reflect the Contango Trade
 from the Second Half of 2009
 ● High Inventories in the River Market Reflect the Contango Trade
 from the Second Half of 2009
 ● Customer Demand Has Materially Improved Since February 1st
 ● Customer Demand Has Materially Improved Since February 1st
 ● The US Will Set a New Monthly Record for Met and PCI Exports Soon
 ● The US Will Set a New Monthly Record for Met and PCI Exports Soon
 ● Utility Inventory Levels are All Over the Map
 ● Utility Inventory Levels are All Over the Map
 ● Transportation Issues May Take Several Months to Clear Up
 ● Transportation Issues May Take Several Months to Clear Up

South Africa
Europe

Market Review
Travel Notes
 ● More Than 75% of South Africa Coal Exports Will Go East in 2010
 ● More Than 75% of South Africa Coal Exports Will Go East in 2010
 ● Inquiries From China Increased Significantly in December
 ● Inquiries From China Increased Significantly in December
 ● India Will be Limited by the Lack of Cape Size Coal Import
 Facilities Until 2011 or 2012; Watch Colombia After That
 ● India Will be Limited by the Lack of Cape Size Coal Import
 Facilities Until 2011 or 2012; Watch Colombia After That
 ● There is a New Higher “Normal” for Stockpiles at ARA
 ● There is a New Higher “Normal” for Stockpiles at ARA
 ● Very Strong Interest for US Thermal Coal in 2011 and Beyond
 ● Very Strong Interest for US Thermal Coal in 2011 and Beyond
 ● The Fiscal Situation of Greece, et al May Lead to Accelerated Coal
 Production Cuts in Other Countries Due to High Subsidies
 ● The Fiscal Situation of Greece, et al May Lead to Accelerated Coal
 Production Cuts in Other Countries Due to High Subsidies

CAPP
Midwest

Market Review
Sales Commitments
 ● Carried Over Approximately 300,000 Tons at $84.88
 ● Carried Over Approximately 300,000 Tons at $84.88
 ● Sold Approximately 420,000 Tons for 2010 at $60.89
 ● Sold Approximately 420,000 Tons for 2010 at $60.89
 ● Approximately 90% Contracted for 2010 (Midpoint Guidance)
 ● Approximately 90% Contracted for 2010 (Midpoint Guidance)
 ● Carried Over Approximately 360,000 Tons at $38.65
 ● Carried Over Approximately 360,000 Tons at $38.65
 ● Approximately 95% Contracted for 2010 (Midpoint Guidance)
 ● Approximately 95% Contracted for 2010 (Midpoint Guidance)

Market Review

High Vol and PCI
 ● Two High Vol Mines Expected to Re-Open in Q-3
 ● Two High Vol Mines Expected to Re-Open in Q-3
 ● Increased Inquiry Activity for PCI Coal
 ● Increased Inquiry Activity for PCI Coal
 ● Sales Focus Will be on Both Domestic and International Markets
 ● Sales Focus Will be on Both Domestic and International Markets
 ● Summary Table
 ● Summary Table
	Under Contract	Annual Capacity
Industrial Stoker (1)	480,000	500,000
PCI (1)	220,000	750,000
High Vol Met	-	300,000
(1) The Company may adjust annual capacity between the stoker and PCI markets depending on market demand
(1) The Company may adjust annual capacity between the stoker and PCI markets depending on market demand

Agenda
● Operations Review
● Opening Comments
● Market Review
● 2010 Guidance
● Miscellaneous

2010 Guidance
The guidance contained herein represents forecasts, which
indicate a range of possible outcomes and are provided to assist investors with the development of annual earnings estimates.
While James River believes that these forecasts represent the best estimate of management as to future events, actual events will differ from these forecasts, and such differences could be material. These forecasts are subject to risks identified under
“forward-looking statements” above.
The guidance contained herein represents forecasts, which
indicate a range of possible outcomes and are provided to assist investors with the development of annual earnings estimates.
While James River believes that these forecasts represent the best estimate of management as to future events, actual events will differ from these forecasts, and such differences could be material. These forecasts are subject to risks identified under
“forward-looking statements” above.

Total JRCC Operations
(In $’s in 000’s except EPS)
(1) Adjusted EBITDA is used to determine compliance with financial covenants in our senior secured credit facilities
2010 Guidance
2010 Guidance Does Not Include High Vol
Earnings Per Share	$1.70	to	$2.25
Adjusted EBITDA (1)	$140,000	to	$165,000
Selling, General and Administrative	$38,000
Capital Expenditures	$85,000
Depreciation, Depletion and Amortization	$63,000
Tax Rate	5%

2010 Guidance

Guidance by Segment
(in 000’s except per ton amounts)
	Under Contract		Guidance
	Tons	Price	Tons	Cash Cost
Central Appalachia	5,892	$95.10	6,300 - 6,600	$64.00- 66.00
Midwest	3,004	$41.13	3,100 - 3,300	$30.00-32.00
2010 Guidance Does Not Include High Vol

2010 Guidance
 ● Ongoing Capital Expenditures  $70 Million
 ● Ongoing Capital Expenditures  $70 Million
 ● Federal & State Safety Mandates $10 Million
 ● Federal & State Safety Mandates $10 Million
 ● Other     $ 5 Million
 ● Other     $ 5 Million
     Total  $85 Million
     Total  $85 Million
Capital Expenditures
Cash Cost in CAPP
● Guidance CAPP Cash Cost of $64 to $66
● Guidance CAPP Cash Cost of $64 to $66
● Fixed Cost Absorption Impact of $5 to $7 Per Ton
● Fixed Cost Absorption Impact of $5 to $7 Per Ton
● Guidance Assumes That Production is Curtailed For All of 2010.
 However, We Currently Expect that Production May Ramp Up
 During the Second Half of 2010
● Guidance Assumes That Production is Curtailed For All of 2010.
 However, We Currently Expect that Production May Ramp Up
 During the Second Half of 2010

Agenda
● Operations Review
● Opening Comments
● Market Review
● 2010 Guidance
● Miscellaneous

Miscellaneous
	December 31, 2008	December 31, 2009	Proforma December, 31, 2009
Unrestricted Cash	$3.3	$107.9	$107.9
Availability Under Revolver	-	35.0	65.0
Total Liquidity	$3.3	$142.9	$172.9

Restricted Cash	$5.2	$62.0	$62.0
Working Capital	($55.0)	$110.0	$110.0

Liquidity
(in millions)
In January, 2010 we amended our Revolver which resulted in an increase in availability to $65 million. Our intention is to use the revolver to support new letters of credit which will replace our existing letters of credit. As we secure the letters of credit with our Revolver, our cash that is currently being held as security for the letters of credit will become unrestricted and available for use.
In January, 2010 we amended our Revolver which resulted in an increase in availability to $65 million. Our intention is to use the revolver to support new letters of credit which will replace our existing letters of credit. As we secure the letters of credit with our Revolver, our cash that is currently being held as security for the letters of credit will become unrestricted and available for use.

Miscellaneous
Upcoming Investor Conferences and Meetings (Webcast May be Accessed at www.jamesrivercoal.com)
March 2, 2010	Simmons & Company International 10th Annual Energy Conference	Las Vegas
March 3-4, 2010	UBS Texas Energy/Coal/Utility 1x1 Conference	Dallas
March 5, 2010	Brean, Murray, Carret & Co. Global Resources and Infrastructure Conference	New York
March 8-12, 2010	CERA Week 2010	Houston
March 31, 2010	Davenport Coal Conference	Richmond
Early May	1st Quarter Earnings Release

Question and Answer
Session